UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2017

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UMH Properties, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-12690	22-1890929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Juniper Business Plaza, Suite 3-C 3499 Route 9 North Freehold, New Jersey (Address of principal executive offices)	07728 (Zip Code)

Registrant's telephone number, including area code:	(732) 577-9997

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

Closing of Sale of Series C Preferred Stock

On July 26, 2017, UMH Properties, Inc. (the "Company") issued a press release announcing the closing of its previously announced underwritten public offering of shares of its new 6.75% Series C Cumulative Redeemable Preferred Stock ("Series C Preferred Stock"). A total of 5,000,000 shares of such Series C Preferred Stock were issued and sold at the closing.  The Series C Preferred Stock is a new series of Preferred Stock which ranks on a parity with the Company's 8.25% Series A Cumulative Redeemable Preferred Stock (the "Series A Preferred Stock") and the Company's 8.0% Series B Cumulative Redeemable Preferred Stock.  The Series C Preferred Stock has a $25.00 liquidation value per share.

The Series C Preferred Stock was listed on the New York Stock Exchange on July 28, 2017.

A copy of the Company's press release regarding the closing of the offering is attached hereto as Exhibit 99.1.

Redemption of Series A Preferred Stock

On July 31, 2017, the Company issued a press release announcing the redemption of all 3,663,800 issued and outstanding shares of its Series A Preferred Stock.  The redemption date will be August 31, 2017.  A copy of the Company's press release regarding this redemption is attached hereto as Exhibit 99.2.

The information being furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2 to this report, shall not be deemed "filed" for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this report, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically incorporated by reference into any such filing. This report will not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated July 26, 2017.

99.2	Press Release, dated July 31, 2017.

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2017	UMH PROPERTIES, INC.

	By:	/s/ Anna T. Chew
Name: Anna T. Chew
Title: Vice President, Chief Financial Officer and Treasurer

Exhibit Index

99.1	Press Release, dated July 26, 2017.

99.2	Press Release, dated July 31, 2017.